UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08723

Upright Investments Trust

(Exact name of registrant as specified in charter)

349 Ridgedale Avenue

East Hanover, NJ  07936

(Address of principal executive offices)

(Zip code)

David Y.S. Chiueh

349 Ridgedale Avenue

East Hanover, NJ  07936

 (Name and address of agent for service)

Registrant's telephone number, including area code: 973-533-1818

Date of fiscal year end: September 30

Date of reporting period: September 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

________________________________________________________________________________________

ANNUAL REPORT

________________________________________________________________________________________

Upright Growth Fund

________________________________________________________________________________________

September 30, 2022

________________________________________________________________________________________

            Upright Growth Fund

Letter to Shareholders…………………………………………………………………………………………3

Schedule of Investments ……………………………………………………………….…………………..6

Statement of Assets and Liabilities…………………………………………………………………………9

Statement of Operations…………………………………………………………………….………………10

Statement of Changes in Net Assets………………………………………………………….……………11

Financial Highlights………………………………………………………….……………………………..12

Notes to Financial Statements………………………………………………………………………………13

Fund Expense……………………………………………………………………………………………….17

Security Holdings by Industry Sector………………………………………………………………………18

Trustees and Officers………………………………………………………………………………………..20

2

            Upright Growth Fund

December 9, 2022

Dear Fellow Shareholders,

We would like to present the Annual Report of Upright Growth Fund for the fiscal year ended September 30, 2022.  The Fund decreased 33.21% before taxes, while the S&P 500 lost 15.50%.

Market Review

The stock market crash of Covid-19 in 2020 caused the US stock market to plummet 37%. In less than two years, the inflation caused by the Russian-Ukrainian war, coupled with the lockdown of cities in China created a tightening of the supply. The S&P500, representing large companies, fell by nearly 27%, and high-tech stocks also dropped close to 37%.  This is probably a rare occurrence in history.

2022 can be said to be a year of many strange political, economic, and international shiftings. We already know many changes have taken place so we won’t go into details. The US Central Bank which is most related to the economy, was used by the Fed to combat inflation. The term "violent interest rate hike" used by the media is no exaggeration at all. The speed and the force that took place had never happened in the past 20 years. The Central Bank took on such drastic measures from lessons learned after errors were made for the interest rate hike in the 1980s.

The bad news is that the international scene remains unsettled. The good news is with the stock market adjusting downward for more than nine months, investors wailing everywhere, many companies that are doing well see their stock prices tumbling down by 50-60%. The S&P 500, which represents large-cap stocks, has nearly 27% difference in its high and low points, and high-tech stocks, representing Nasdaq, 37%.

Portfolio Review

TSM

We have increased our stake in TSM two or three times before but were not successful. However, the previous unsuccessful tries foster the next greater success! We do not plan to give a full-scale introduction to TSMC until subsequent reports. Much like Abbv in 2018, it is a stock that has a chance of doubling every few years. Based on the company's robust operations, competitive advantages, and a niche in its unique business model, one can assuredly point out that the value of this company has been severely underestimated. At present, its P/E ratio is only about 10, yet the growth momentum of the company in the next five years can be maintained at about 15-20%. The P/E ratio of 10 is an opportunity that is hard to come by in the history of the company. Currently, several of its important clients such as Apple, NVIDIA, Advanced Micro Devices, Inc., Qualcomm, all have double its P/E ratio, yet their surplus momentum may not be able to surpass TSMC.

3

            Upright Growth Fund

Why then is the stock price so low?  The current technology war between China and the United States may be blamed. TSMC is a company that the world competes for. Right now it is lodged at the cusp of a geopolitical turmoil and is subject to fluctuations and jolts stemming from the news. Just like Apple during the financial tsunami in 2008, the price dropped from $200 to $100. You buy it and it drops to $85, you buy again and it drops some more to $70. The main reason being the market was worried that if Jobs was called by God, whether Apple could still maintain a profitable growth?

My analysis at the time was that the market overreacted. So not only did I buy in a large amount of Apple, I also kept it for a long time creating a profit for us of more than 40 times. Of course, it is not easy for TSMC to have such a high profit today. However, it is a high-quality, low-cost stock which not only pays 2.5% dividends, but also has ample room for growth in the next five to 10 years.

Conclusion

Everyone is envious of Buffett's wealth, but none wants to follow his investment mentality. He once said, "When others are greedy, you should be fearful; when others are fearful, you should be greedy." In 2021 we sold some stocks during the market rally. One such example is Plug Power (PLUG), a hydrogen energy company. We have accumulated some cash on hand which could be used to increase stakes using margin. As the market improves from the environment of downturn and inflation, we will intensify our activity instead of waiting until there is full clarity of every situation. Because by that time the opportunity would have dissipated.

This report gives an account of two companies, AbbVie and Apple. It also tells us that we may be fortunate to see the resurface of the days of the two companies in the rare opportunity of TSM. In addition, we must also consider other risk balances and adjustments. But after the nine-month decline, we believe that even if it is not sunny days yet, we have gradually felt the light at the end of the tunnel. When we review again at the beginning of next year, we hope our judgment and approach today are correct.

Finally, I wish you all peace, joy, and good health!

Sincerely,

David Y.S. Chiueh

Portfolio Manager

4

Upright Growth Fund

Upright Growth Fund vs S&P 500 Performance
50,000
45,000
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
S&P500
30,226
UPUPX
16,678
09/30/12
03/31/13
09/30/13
03/31/14
09/30/14
03/31/15
09/30/15
03/31/16
09/30/16
03/31/17
09/30/17
03/31/18
09/30/18
03/31/19
09/30/19
03/31/20
09/30/20
03/31/21
09/30/21
03/31/22
09/30/22

This chart reflects a ten-year comparison in the change in value of a hypothetical $10,000 investment in the Fund, including reinvested dividends and distributions, compared with a broad-based securities market index.   Returns shown assume reinvestment of all dividends.  Performance reflects expense reimbursements and fee waivers in effect and do not reflect the sales charges.  Absent expense reimbursement and fee waivers, total returns would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

S&P 500 Stock Index - An unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

Average Annual Returns

For Periods ended September 30, 2021

	1-Year	3-Year	5-Year	10-Year

Upright Growth Fund*	-33.21%	25.57%	4.07%	2.34%
S&P 500 Index	-15.50%	8.13%	9.21%	11.67%

* Inception January 21, 1999

Upright Growth Fund

Schedule of Investments

September 30, 2022

Description	Quantity	Market Value
Equities
Aero Space 0.39%
Direxion Daily Aerospace & Defense Bull 3x	5,500	$ 63,195

Bank Industry 1.11%
Bank of America Corporation	6,000	181,200

Chemicals Specialty 0.36%
The Mosaic Company	1,200	57,996

Consumer 0.26%
Bed Bath & Beyond Inc.	7,000	42,630

Drug Manufacturer-other 4.98%
AbbVie Inc.	2,400	322,104
Teva Pharmaceutical Industries Limited* ADR	60,892	491,398
		$ 813,502

Electronic Equipment 30.30%
Apple Inc.	24,800	$ 3,427,360
Plug Power Inc.*	72,500	1,523,225
		$ 4,950,585

Exchange Traded Funds 1.22%
Direxion Daily Dow Jones Internet Bull 3x Shares	18,000	$ 127,980
Direxion Daily Semiconductor Bull 3x Shares	8,000	70,880
		$ 198,860

Financial Services 0.66%
Direxion Daily Financial Bull 3x Shares	2,000	$ 108,420

Generic Drug 0.08%
Bausch Health Companies Inc.	2,000	13,780

Industrial General Business 0,37%
Direxion Daily Industrials Bull 3x Shares	3,000	60,600

Internet Services 1.43%
Alphabet Inc.*	2,000	$ 192,300
Meta Platforms, Inc.*	300	40,704
		$ 233,004

Insurance 1.20%
Brighthouse Financial, Inc.	1,000	$ 43,420
MetLife, Inc.	2,500	151,950
		$ 195,370

MID Cap 0,51%
Direxion Daily Mid Cap Bull 3x Shares	3,000	83,850

MSCI-ETF 0.29%
Direxion Daily MSCI Real Estate Bull 3x Shares	5,000	47,750

Pharmaceutical 0.36%
Direxion Daily Pharmaceutical & Medical Bull 3x Shares ETF	4,000	$ 35,520
Lannett Company, Inc.*	50,000	22,500
		$ 58,020

Retail Special Lines 0.98%
Alibaba Group Holding Limited* ADR	2,000	$ 159,980

Semiconductor 12.81%
ASE Technology Holding Company Limited ADR	10,000	49,900
Silicon Motion Technology Corporation ADR	13,000	847,470
Taiwan Semiconductor Manufacturing Company Limited ADR	17,000	$ 1,165,520
United Microelectronics Corporation ADR	5,500	30,635
		$ 2,093,525

Small Cap 0.27%
Direxion Daily Small Cap Bull 3x	1,500	$ 43,215

IC Design 34.05%
Himax Technologies, Inc. ADR	1,149,400	$ 5,563,096

		$ 14,968,578

Short Term Investments 8.68%
Invesco Government and Agency Portfolio Institutional	8,172	$ 8,172
Invesco Treasury Obligations Institutional	1,409,702	1,409,702
		$ 1,417,874

Total Investments (Cost $19,069,765) 100.30%		$ 16,386,452

Other Assets less Liabilities -0.30%		$ (46,320)

Net Assets 100%		$ 16,340,132

* Non income producing securities

ADR - American Depository Receipt

See accompanying notes to financial statements

Upright Growth Fund

Statement of Assets and Liabilities

September 30, 2022

ASSETS
Investments, at market value ( cost $19,069,765)	$ 16,386,452
Cash	100,280
Dividend receivable	5,841
Accrued interest receivable	148
Total Assets	$ 16,492,721

LIABILITIES
Investment adviser fees	$ 68,838
Administrative fees	28,909
Custodian fees	12,949
Auditors and legal fees	13,319
Trustee fees	6,820
Registration fees	3,572
Insurance fees	3,217
Miscellaneous	14,965
Total Liabilities	$ 152,589

NET ASSETS	$ 16,340,132

NET ASSETS CONSIST OF
Paid-in capital	$ 14,842,835
Total distributable gains	1,497,297
Net Assets (based on 2,203,555 shares	$ 16,340,132
outstanding)

Net Asset Value and Redemption Price Per Share	$ 7.42

See accompanying notes to financial statements

Upright Growth Fund

Statement of Operations

September 30, 2022

INVESTMENT INCOME
Dividends ($3,900 from investments by other companies)	$ 1,552,898
Interest	4,408
Total Investment Income	$ 1,557,306

EXPENSES
Investment adviser fees	$ 351,669
Administrative fees	96,926
Custodian fees	10,480
Auditors and legal fees	11,635
Trustee fees	2,570
Insurance fees	1,095
Miscellaneous	12,989
Total expenses	$ 487,364

NET INVESTMENT INCOME	$ 1,069,942

REALIZED AND UNREALIZED GAINS
ON INVESTMENTS
Net realized gain on investment securities	$ 27,594
Change in net unrealized depreciation on investments	(9,130,704)
Total realized and unrealized loss on investments	$ (9,103,110)

NET DECREASE IN NET ASSETS RESULTING	$ (8,033,168)
FROM OPERATIONS

See accompanying notes to financial statements

Upright Growth Fund

Statement of Changes in Net Assets

	Years Ended September 30
	2022	2021
OPERATIONS
Net investment gain (loss)	$ 1,069,942	$ (133,516)
Net realized gain from security transactions	27,594	3,537,245
Net change in unrealized appreciation (depreciation) on investments	(9,130,704)	10,683,997
Net increase in net assets from operations	$ (8,033,168)	$ 14,087,726

DISTRIBUTIONS TO SHAREHOLDERS
Total distribution	$ (1,208,644)	0

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	$ 3,281,608	$ 585,000
Reinvestment of distribution	925,211	0
Payments for shares redeemed	(3,603,403)	(3,900,605)
Net increase (decrease) in net assets from capital share transactions	$ 603,304	$ (3,315,605)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$ (8,638,508)	$ 10,772,122

NET ASSETS
Beginning of period	$ 24,978,640	$ 14,206,299
End of period	$ 16,340,132	$ 24,978,640

CHANGES IN SHARES OUTSTANDING
Shares Sold	233,950	47,434
Shares reinvested	67,044	0
Shares redeemed	(257,659)	(266,804)
Net increase (decrease) in shares outstanding	43,335	(219,370)

See accompanying notes to financial statements

Upright Growth Fund

Financial Highlights

Selected data for a share outstanding throughout each year

	2022	2021	2020	2019	2018
PER SHARE DATA
Net asset value, beginning of year	$11.56	$5.97	$3.90	$6.10	$9.83

Investment operations:
Net investment gain -loss	0.49	-0.03	-0.06	-0.04	-0.05
Net realized and unrealized gain -loss on investments	-4.07	5.62	2.13	-2.16	-3.38

Total from investment operations	-3.58	5.59	2.07	-2.2	-3.43

Less distributions from net realized gains	-0.56	-	-	-	-0.30

Net asset value, end of period	$7.42	$11.56	$5.97	$3.90	$6.10

TOTAL RETURN	-33.21%	93.68%	53.08%	-36.07%	-37.97%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of period (thousands)	$16,340	$24,978	$14,206	$9,379	$14,387

Ratio of expenses to average net assets	2.09%	0.57%	2.20%	2.15%	2.31%
Ratio of net investment loss to average net assets	4.58%	-0.23%	-1.25%	-0.99%	-0.73%
Portfolio turnover rate	2.53%	0.28%	3.75%	3.97%	128.81%

Note: The Fund uses the average share method to calculate selected data per share, and average net assets to calculate the supplemental ratios throughout each year.

*Does not include Acquired Fund Fees and Expenses which are indirect costs of investing in other investment companies.

Upright Growth Fund

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2022

1. ORGANIZATION

The Upright Investments Trust (the “Trust”) was organized as a business trust under the laws of the State of Delaware under a Certificate of Formation dated March 4, 1998, and is registered as an Investment Company under the Investment Company Act of 1940. The Certificate of Formation provides for an unlimited number of authorized shares of beneficial interest, which may, without shareholder approval, be divided into an unlimited number of series of such shares.  The Trust presently includes Upright Growth Fund (the “Fund”), a non-diversified fund.  The principal investment objective of the Fund is to provide long-term growth of capital, with income as a secondary objective.

2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows the investment company accounting and reporting requirements of the Financial Accounting Standards Board (“FASB”) ASC Accounting Standard Codification 946.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

a)

Fair Value Measurements

ASC 820-10 establishes a three-tier framework for measuring fair value based upon a hierarchy of inputs.  The three levels of inputs are:

Level 1 – Unadjusted quoted prices active in markets for identical investments.

Level 2 – Other significant observable inputs (including quoted prices for identical investments on an inactive market, prices for similar investments, interest rates, prepayment speeds, credit risk, yield curves, default risk and similar data.)

Level 3 – Significant unobservable inputs, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the investment, and would be based upon the best available information.

The following table summarizes the inputs used to value the Fund’s investments as of September 30, 2022:

Level 1	$ 16,386,452
Level 2	-
Level 3	-
Total	$ 16,386,452

During the year ended September 30, 2021, there were no transfers between Level 1 and Level 2.

b)

Investment Valuation

All of the Fund’s investments consist of listed equity securities or money market funds.  The listed equity securities are traded on a national securities exchange (or reported on the NASDAQ national market) and are valued at the last quoted sales price on the day the valuation is made.  Price information on listed securities is taken from the exchange where the security is primarily traded.  Equity securities which are listed on an exchange but which are not traded on the valuation date are valued at the current bid prices.

Money market funds are valued at their closing net asset value on the day the valuation is made.

c)

Federal Income Taxes - The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.  Therefore, no federal income tax provision is required.

Distributions to Shareholders - Distributions from net investment income, if any, are declared and paid annually.

Upright Growth Fund

Distributions of the Fund’s net realized capital gains, if any, are declared at least annually.  Distributions are recorded on the Ex-dividend date.

During the year ended September 30, 2016, the Fund failed the diversification of assets under the Internal Revenue Code (IRC) Subchapter M for the third quarter ending June 30, 2016.  The Fund had six months to correct the diversification of assets subject to penalty assessed under IRC Subchapter M. The Fund requested a waiver of this penalty from the Internal Revenue Service (“IRS”) and to date, the IRS has not either assessed or waived the penalty.  Any penalty assessed by the IRS will be assumed by the Advisor.  Tax year 2016 remains subject to examination by the IRS.

On August 20, 2018 the Fund held a special proxy meeting and approved the conversion from a Diversified Fund to a Non-Diversified Fund.

d)

Other - Investment and shareholder transactions are recorded on the trade date.  Gains and losses on securities transactions are determined on the basis of identified cost.  Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

e)

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

f)

Repurchase Agreements - In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of         the repurchase transaction, including accrued interest, at all times.  If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Company may be delayed or limited.   The Fund did not enter into any repurchase agreements during 2021 or 2022.

g)

Securities Sold Short - The Fund may make short sales. A short sale involves selling a security which the Fund does not own. The proceeds received for short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination.  The Fund records a realized gain or loss when the short position is closed out.  The fund did not have any open short positions at September 30, 2022.

h)

Securities Purchased on Margin – The Fund may purchase securities on margin in which case the Fund does not fully pay for securities purchased and borrows amounts to settle the purchase.  The Fund did not purchase any securities on margin during fiscal year ended September 30, 2022.

3. INVESTMENT TRANSACTIONS

The aggregate amounts of security transactions during the year ended September 30, 2022 (excluding repurchase agreements and short-term securities), were as follows:

	Other than U.S. Govt. Securities	U.S. Govt. Securities
Purchases	$577,592	-
Proceeds from sales	$935,824	-

As of September 30, 2022, the gross unrealized appreciation for all securities totaled $6,820,728 and the gross unrealized depreciation for all securities totaled $9,504,040 for a net unrealized depreciation of $ 2,683,313 for tax purposes.

Upright Growth Fund

The aggregate cost of securities including cash and money funds on September 30, 2022 was

$19,170,045 for tax purposes.

4. INVESTMENT ADVISORY AND OTHER AGREEMENTS WITH AFFILIATES

The Fund has entered into an Investment Advisory Agreement with Upright Financial Corporation (“Adviser”).  Pursuant to its Investment Advisory Agreement with the Fund, the Adviser is entitled to receive a fee, calculated at an annual rate of 1.50% of its daily net assets. The Fund has accrued $68,838 of adviser fees at September 30, 2022.  During the year ended September 30, 2022 the fund incurred $351,669 in advisory fees.

Upright Financial Corporation is the Fund’s administrator (the “Administrator”). As compensation for services rendered to the Fund, the Administrator is entitled to receive a fee. The Fund shall pay to the Administrator at the end of each calendar month a fee at the annual rate of 0.45% of the Fund’s average daily net assets for the first $10 million of average daily net assets, 0.40% of the Fund’s average daily net assets for average daily net assets between $10 million and $20 million, and 0.35% of the Fund’s average daily net assets for average daily net assets over $20 million, as determined and computed in accordance with the description of the method of determination of net asset value contained in the Fund’s Prospectus and Statement of Additional Information.

The Fund has accrued $28,909 of administrative fees at September 30, 2022. During the year ended September 30, 2022, the Fund incurred $96,926 in administrative fees.

Mutual Shareholder Services serves as transfer agent and US Bank serves as custodian.

David Y.S. Chiueh is an officer of Upright Financial Corporation, the Fund Adviser.  He is also an officer and trustee of the Fund.

5. DERIVATIVES

A derivative is a financial instrument which has a value that is based on—or “derived from”—the values of other assets.

6. DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The components of distributable earnings on a tax basis were as follows:

Accumulated net realized gain on investments	$4,180,610
Unrealized depreciation on investments	$(2,683,313)
Total distributable gain	$1,497, 297

The tax character of distributions paid for the years ended September 30, 2021 and 2022 was as follows:

	Ordinary Income	Net Long Term Capital Gains	Total Distributions
9/30/21	-	-	-
9/30/22	$12,086	$1,1196,558	$1,208,644

7. SUBSEQUENT EVENTS

Management has determined that no material events or transactions occurred through the date on which these financial statements were issued that would require recognition or disclosure in these financial statements.

Upright Growth Fund

 J   L   CPA & ASSOCIATES LLC    Edison Office: 1981 Lincoln Hwy, Edison, NJ  08817

                 Princeton Office: 225 Washington Rd, Princeton, NJ 08540

                TEL: 732-398-8666   FAX: 732-902-6666

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Upright Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Upright Growth Fund (the “Fund”) as of September 30, 2022, the related statements of operations for the year ended September 30, 2022, changes in net assets for each of the two years in the period ended September 30, 2022, the financial highlights for each of the four years in the period ended September 30, 2022, and the related notes (collectively referred to as the “financial statements”). The Financial Highlights for the year ended September 30, 2021 were audited by other auditors whose report dated February 24, 2022, expressed an unqualified opinion on the financial statements and financial highlights. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, and the results of its operations for the year ended September 30, 2022, and the changes in net assets and financial highlights for each of the two years in the period ended September 30, 2022, in conformity with accounting principles generally accepted in the United States of America.

Basis of Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian and broker, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

 /s/ JL CPA & ASSOCIATES LLC

We have served as the Company’s auditor since 2022. Edison, NJ

December 15, 2022

Upright Growth Fund

(unaudited)

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-Port. The Fund’s Forms N-Port reports are available on the Commission’s Web site at http://www.sec.gov.  The Fund’s Forms N-Port may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Fund Expenses

As a shareholder of the Fund, you incur two types of costs when applicable: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2022 through September 30, 2022.

Actual Expenses

The first line of the table below provides information about actual account values and actual expense. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000  (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The Fund does not charge a sales load or transactions fees. If shares are redeemed within one year of purchase from the Fund, the shares are subject to a 2% redemption fee. If a request for redemption is made by wire transfer, a $20.00 fee is charged by the Fund’s transfer agent. The Fund invests in shares of other investment companies. Therefore, in addition to the Fund expenses, you will indirectly bear the proportionate share of the fees and expenses charged by the underlying funds that the Fund invests in.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you

Upright Growth Fund

determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Upright Growth Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	April 1, 2022	September 30, 2022	April 1, 2022 to September 30, 2022

Actual	$1,000.00	$641.87	$8.60
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,014.59	$10.56

* Expenses are equal to the Fund's annualized expense ratio of 2.09%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Upright Growth Fund

 Security Holdings by Industry Sector

September 30, 2022
(unaudited)

The following chart gives a visual breakdown of the Fund by the industry sectors. The underlying securities represent a percentage of the portfolio investments.

Upright Growth Fund
September 30, 2022
Short Term Investments
Drug Manufacturer-other
Electronic Equipment
Exchange Traded Funds
Mid Cap
Financial Services
Healthcare Services
Semiconductor
Pharmaceutical
Oil
IC Design
Other

The pie chart calculation is based on Total Investments of $16,386,452

Upright Growth Fund

(unaudited)

Approval of the Advisory Contract

Approval of Investment Advisory Contract.  At a meeting held on May 26, 2022, the Board of Trustees, including the Independent Trustee, unanimously renewed the Investment Advisory Agreement between the Fund and the Adviser.  To assist the Board in their evaluation of the Investment Advisory Agreement, the Board was supplied with supporting information from the Adviser in advance of the meeting.  The following describes the material factors and conclusions that formed the basis for the Board's approval of the New Investment Management Agreement.

Fund and Adviser Performance. The Board reviewed the performance returns of the Fund as compared with various benchmarks for different time periods.  Specifically, they were presented with average annual total returns of the Fund for various time periods, as compared to the returns of a peer group of funds and the S&P 500 Index.  The Trustees noted that the Fund showed remarkable recovery and significantly outperformed its relevant benchmark in the 3-year period; and underperformed in the one year period.  The Board noted the Fund's low portfolio turnover rate and its tax efficient approach.  The Board concluded that based on the Fund's current and historical performance, the Adviser had consistently and satisfactorily managed the Fund in accordance with its stated objectives.

Nature, Quality, and Extent of Services Provided.  When discussing the nature, quality and extent of services that the Adviser provides the Fund, it was noted that, in addition to managing the Fund's portfolio, essentially all of the business of operating the Fund is conducted by the Adviser.  The Board also analyzed the Adviser's experience and the capabilities of the portfolio manager.  The Board noted that the level of shareholder redemptions historically has been extremely low, which they concluded is a reflection of the quality of the services provided by the Adviser.  Taking into account the personnel involved in servicing the Fund, as well as an impressive shareholder redemption ratio, the Board concluded that the services provided to the Fund by the Adviser were superior.

Comparison with Other Contracts and Other Clients.  The Board discussed at length the advisory fee of 1.5% of daily net assets and approved the change of the rate.

The Board noted that while that the Adviser received an Administrative Fee of 0.45% of daily net assets, the fee was well below the level necessary to cover expenses.  Starting from October 1, 2014, the rate was changed as follows. The Fund shall pay the Administrator at the end of each calendar month a fee at the annual rate of 0.45% of the Fund’s average daily net assets for the first $10 million of average daily net assets, 0.40% of the Fund’s average daily net assets for average daily net assets between $10 million to $20 million, and 0.35% of the Fund’s average daily net assets for average daily net assets over $20 million.

Cost of Services and Profits to be realized by the Adviser.  In considering the profits realized by the Adviser, the Board found that while the Adviser was realizing a reasonable profit from its advisory services to the Fund, it was incurring losses on the administrative services it provided to the Fund.  Consequently, the Board concluded that the Adviser was merely breaking even on its overall relationship with the Fund.

Economies of Scale.  The Trustees received and considered information regarding whether the Adviser had realized economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board noted that the Adviser's profitability has remained low.  Noting

Upright Growth Fund

that Fund shareholders have benefited from economies of scale as the Fund's net assets have grown due to the efforts of the administrator and the Adviser, the Board concluded that the Fund's fee structure is reasonable and that economies of scale have been realized by shareholders despite the absence of asset-level breakpoints.

Other Benefits. The Board considered other benefits to the Adviser as a result of its relationship to the Fund.  Aside from the management fee, the Board considered the Adviser's receipt of an administrative fee.  After reviewing the administrative services provided by the Adviser, the Board considered this benefit to be reasonable.  The Adviser does not receive soft dollar credits, nor does it execute portfolio transactions through affiliated brokers.

The Board did not identify any single factor discussed previously as all-important or controlling in their determination to renew the Investment Advisory Agreement. The Board, including the Independent Trustee, unanimously concluded that the terms of the Investment Advisory Agreement are fair and reasonable and that the Adviser's fees are reasonable in light of the services provided to the Fund and the benefits received by the Advisor.

Mr. David Chiueh owns 100% of the stock of the Advisory, Upright Financial Corporation.

Proxy Voting Guidelines.

No votes have been cast on securities by the Fund during the reporting period. However, if the fund is to obtain larger positions in the voting securities of any issuer or if the board decides to exercise its right to vote, the process will follow the procedures as described in the fund prospectus.  A record of the Fund’s proxy votes for the most recent twelve month period ended June 30, are available without charge, upon request, by calling collect, 1-973-533-1818, or by accessing the SEC’s website at www.sec.gov.

Liquidity Risk Management Program

Pursuant to Rule 22e-4 under the Investment Company Act, the Board is working with the Adviser to adopt a liquidity risk management program with an administrator who will be responsible for the periodic review and assessment of the liquidity of the Fund’s portfolio investments.

Trustees and Officers (unaudited)

The Board of Trustees supervises the business activities of the Trust.  Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.  A majority of Upright‘s board members are independent, meaning that they have no affiliation with Upright or the funds they oversee.

The Fund is part of a “fund complex”.  The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Address and Year of Birth	Position(s) Held With the Trust	Principal Occupations During Past 5 Years	Other Directorships Held by Trustee
David Y.S. Chiueh[1] 349 Ridgedale Avenue East Hanover, NJ 07936 Year of Birth: 1957	Trustee since 1998; Chief Executive Officer and Chief Compliance Officer since 1998	President of the Investment Adviser since 1990; He held the license of Certified Financial Planner since 1991.	None

1 David Y.S Chiueh is “interested persons” of the Trust because he is an officer of the Trust.  In addition, he may be deemed to be “interested persons” of the Trust because he is officer of the Fund’s adviser.

The following table provides information regarding each Trustee who is a “Non-interested person” of the Trust, as defined in the Investment Company Act of 1940.

Independent Trustees (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Alice Chen 349 Ridgedale Ave East Hanover NJ 07936 Year of Birth: 1962	Trustee	Since November 2009/ Indefinite	Controller, Great China Chartering & Agency Corp. at New Jersey & Shanghai, China Senior Administrator, J&M Manufacturing Corp, New Jersey	3	Alice N Chen Bing B Chen JTWROS
Evelyn Kung 349 Ridgedale Ave East Hanover NJ 07936	Trustee	Since November 2009/ Indefinite	Active CPA practitioner/business owner since 1989	3	None
Marco Yeh 349 Ridgedale Ave, East Hanover NJ 07936 Year of Birth: 1962	Trustee	Since November 2009/ Indefinite	Eunice Industry Corp. Industry City, CA President 2007	3	None

The Statement of Additional Information includes additional information about the Trustees and is available without charge upon request by calling the Fund at 973-533-1818.

Investment Adviser & Administrator

Upright Financial Corporation

349 Ridgedale Ave.

Upright Growth Fund

East Hanover NJ 07936

Custodian

US Bank

1555 N. River Center Drive

Milwaukee, WI 53212

Independent Registered Public Accounting Firm

JL CPA & Associates LLC

1981 Lincoln Hwy

Edison, NJ 08817

(732) 398-8666

Transfer Agent

Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

Trustees

David Y.S. Chiueh

Alice Chen

Evelyn Kung

Marco Yeh

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By : /s/ David Y.S Chiueh

David Y.S Chiueh

Trustee

Date: December 9, 2022

By : /s/ David Y.S Chiueh

David Y.S Chiueh

Chief Financial Officer

Upright Growth Fund

Date: December 9, 2022

Item 2. Code of Ethics.

(a)   As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)   For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)   Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)   Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)   Compliance with applicable governmental laws, rules, and regulations;

(4)   The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)   Accountability for adherence to the code.

(c)   Amendments

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The Board of Directors has created a permanent audit committee, on 10/10/03, the current head is Ms. Alice Chen, who is qualified as financial expert under current SEC regulations.   She has more than 20 years of experience in the field.  Each member of the audit committee is “independent”, as that term is defined under applicable law.  The audit committee meets at least annually with the independent accountants (CPA) and executive officers of the Company.  The audit committee reviews, among other matters, the accounting principles being applied by the Company in financial reporting, the scope and adequacy of internal controls, and the responsibilities and fees of the independent accountants.  The recommendations of the audit committee are reported to the full Board.

Item 4. Principal Accountant Fees and Services.

(a)  Audit Fees

FY 2022

$13,000

FY 2021

$11,000

Upright Growth Fund

(b) Audit-Related Fees

FY 2022

$ 0

FY 2021

$ 0

Nature of the fees:

N/A

(c) Tax Fees

FY 2022

$ 0

FY 2021

$ 0

Nature of the fees:

N/A

(d)  All Other Fees

FY 2022

$ 0

FY 2021

$ 0

Nature of the fees:

N/A

(e)

(1) Audit Committee’s Pre-Approval Policies

The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Percentages of Services Approved by the Audit Committee

Audit-Related Fees:

N/A

Tax Fees:

N/A

All Other Fees:

N/A

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)  The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

FY 2022

$ 0

FY 2021

$ 0

Upright Growth Fund

(h)  The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures.

(a)   Based on an evaluation of the registrant’s disclosure controls and procedures as of September 30, 2020, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)   There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.  Not applicable.

Item 13.  Exhibits.

(a)(1) EX-99.CODE ETH.  Filed herewith.

(a)(2) EX-99.CERT.  Filed herewith.

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

Upright Growth Fund

(a)(4) EX-99.77K.CHNG ACCNT.  Filed herewith.

(b)  EX-99.906CERT.  Filed herewith.

Upright Growth Fund

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Upright Investments Trust

By /s/David Y.S. Chiueh

*David Y.S. Chiueh

Chief Executive Officer

Date: December 9, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/David Y.S. Chiueh

*David Y.S. Chiueh

Chief Executive Officer

Date: December 9, 2022

By : /s/ David Y.S Chiueh

David Y.S. Chiueh

Chief Financial Officer

Date: December 9, 2022

* Print the name and title of each signing officer under his or her signature.

_____________________________________________________________________________________________

ANNUAL REPORT

_____________________________________________________________________________

Upright Assets Allocation Plus Fund

____________________________________________________________________________________________

September 30, 2022

____________________________________________________________________________________________

Upright Assets Allocation Plus Fund

Letter to Shareholders…………………………………………………………………………………………3

Schedule of Investments ……………………………………………………………….……………………..6

Statement of Assets and Liabilities……………………………………………………………………………8

Statement of Operations…………………………………………………………………….……………..…9

Statements of Changes in Net Assets………………………………………………………….…………..…10

Financial Highlights……………………………………………………………………………………….....11

Notes to Financial Statements………………………………………………………………………………..12

Fund Expenses..………………………………………………………………………………………….…..16

Security Holdings by Industry Sector…………………………………………………………………….….17

Trustees and Officers………………………………………………………………………………………...19

Upright Assets Allocation Plus Fund

December 9, 2022

Dear Fellow Shareholders,

We would like to present the Annual Report of Upright Assets Allocation Plus Fund for the fiscal year ended September 30, 2022.  The Fund decreased 33.93% before taxes, while the Dow Jones Moderate US Portfolio Index (P60US) and Bloomberg Barclays US Gov't/Credit Index (LUGCTRUU) fell by 15.04% and 14.95%, respectively.

Market Review

The stock market crash of COVID-19 in 2020 caused the U.S. stock market to plummet 37%. In less than two years, the inflation caused by the Russian-Ukrainian war, coupled with the lockdown of cities in China created a tightening of the supply. The S&P500, representing large companies, fell by nearly 27%, and high-tech stocks also dropped close to 37%.  This is indeed a rare occurrence in history.

2022 can be said to be a year of many strange political, economic, and international shiftings. We already know many changes have taken place so we won’t go into details. The US Central Bank which is most related to the economy, was used by the Fed to combat inflation. The term "violent interest rate hike" used by the media is no exaggeration at all. The speed and the force that took place had never happened in the past 20 years. The Central Bank took on such drastic measures from lessons learned after errors were made for the interest rate hike in the 1980s.

The bad news is that the international scene remains unsettled. The good news is with the stock market adjusting downward for more than nine months, investors wailing everywhere, many companies that are doing well see their stock prices tumbling down by 50-60%. The S&P 500, which represents large-cap stocks, has nearly 27% difference in its high and low points, and high-tech stocks, representing Nasdaq, 37%.

Portfolio Review

TSM

We have increased our stake in TSM two or three times before but were not successful. However, the previous unsuccessful tries foster the next greater success! We do not plan to give a full-scale introduction to TSMC until subsequent reports. Much like Abbv in 2018, it is a stock that has a chance of doubling every few years. Based on the company's robust operations, competitive advantages, and a niche in its unique business model, one can assuredly point out that the value of this company has been severely underestimated. At present, its P/E ratio is only about 10, yet the growth momentum of the company in the next five years can be maintained at about 15-20%. The P/E ratio of 10 is an opportunity that is hard to come by in the history of the

Upright Assets Allocation Plus Fund

company. Currently, several of its important clients such as Apple, NVIDIA, Advanced Micro Devices, Inc., Qualcomm, all have double its P/E ratio, yet their surplus momentum may not be able to surpass TSMC.

Why then is the stock price so low?  The current technology war between China and the United States may be blamed. TSMC is a company that the world competes for. Right now it is lodged at the cusp of a geopolitical turmoil and is subject to fluctuations and jolts stemming from the news. Just like Apple during the financial tsunami in 2008, the price dropped from $200 to $100. You buy it and it drops to $85, you buy again and it drops some more to $70. The main reason being the market was worried that if Jobs was called by God, whether Apple could still maintain a profitable growth?

My analysis at the time was that the market overreacted. So not only did I buy in a large amount of Apple, I also kept it for a long time creating a profit for us of more than 40 times. Of course, it is not easy for TSMC to have such a high profit today. However, it is a high-quality, low-cost stock which not only pays 2.5% dividends, but also has ample room for growth in the next five to 10 years.

Conclusion

Everyone is envious of Buffett's wealth, but none wants to follow his investment mentality. He once said, "When others are greedy, you should be fearful; when others are fearful, you should be greedy." In 2021 we sold some stocks during the market rally. One such example is Plug Power (PLUG), a hydrogen energy company. We have accumulated some cash on hand which could be used to increase stakes using margin. As the market improves from the environment of downturn and inflation, we will intensify our activity instead of waiting until there is full clarity of every situation. Because by that time the opportunity would have dissipated.

This report gives an account of two companies, AbbVie and Apple. It also tells us that we may be fortunate to see the resurface of the days of the two companies in the rare opportunity of TSM. In addition, we must also consider other risk balances and adjustments. But after the nine-month decline, we believe that even if it is not sunny days yet, we have gradually felt the light at the end of the tunnel. When we review again at the beginning of next year, we hope our judgment and approach today are correct.

Finally, I wish you all peace, joy, and good health!

Sincerely,

David Y.S. Chiueh

Portfolio Manager

Upright Assets Allocation Plus Fund

Upright Assets Allocation Plus Fund vs Benchmark Performance
18,000
15,000
12,000
9,000
6,000
3,000
P60US
12,572
LUGCTRUU
9,972
UPAAX
8,552
10/10/17
12/31/17
03/31/18
06/30/18
09/30/18
12/31/18
03/31/19
06/30/19
09/30/19
12/31/19
03/31/20
06/30/20
09/30/20
12/31/20
03/31/21
06/30/21
09/30/21
12/31/21
03/31/22
06/30/22
09/30/22

This chart reflects the change in value of a hypothetical $10,000 investment in the Fund, including reinvested dividends and distributions, compared with a broad-based securities market index.   Returns shown assume reinvestment of all dividends.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Dow Jones Moderate US Portfolio Index (P60US) - a member of the Dow Jones Relative Risk Index Series and is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor's desired risk profile.

Bloomberg Barclays US Gov't/Credit Index (LUGCTRUU) - a broad-based flagship benchmark that measures the non-securitized component of the US Aggregate Index. The index includes investment grade, US dollar-denominated, fixed-rate treasuries, government-related and corporate securities.

Average Annual Returns

September 30, 2022

	1-Year	3-Year	Since Inception （10/10/2017）
Upright Assets Allocation Plus Fund (UPAAX)	-33.93%	9.02%	-3.10%
Dow Jones Moderate US Portfolio Index (P60US)	-15.04%	3.37%	4.71%
Bloomberg Barclays US Gov't/Credit Index (LUGCTRUU)	-14.95%	-3.15%	-0.06%

Upright Assets Allocation Plus Fund

Schedule of Investments

September 30, 2022

Description	Quantity	Market Value

Equities
Consumer 0.43%
Bed Bath & Beyond Inc.	1,000	$ 6,090

Drug Manufacturer-other 5.89%
AbbVie Inc.	500	67,105
Teva Pharmaceutical Industries Limited* ADR	2,000	16,140
		$ 83,245

Electronic Equipment 7.43%
Plug Power Inc.*	5,000	105,050

Energy 1.80%
Direxion Daily Energy Bull 2x Shares	550	25,394

Exchange Traded Funds 21.25%
Direxion Daily Dow Jones Internet Bull 3x Shares	10,000	$ 71,100
Direxion Daily Semiconductor Bull 3x Shares	3,000	26,580
iShares Russell Mid-Cap Value ETF	100	9,605
KraneShares CSI China Internet ETF	1,400	34,496
ProShares UltraPro QQQ	2,000	38,640
VanEck Vietnam ETF	2,000	26,600
Vanguard Emerging Markets	700	25,543
Vanguard FTSE All-World ex-US Small-cap Index	100	9,281
Vanguard Real Estate Index Fund ETF Shares	200	16,034
VictoryShares US Large Cap High Div Volatility Wtd	800	42,400
		$ 300,279

Financial Service 4.22%
Direxion Daily Financial Bull 3x Shares	1,100	59,631

Generic Drug 0.90%
Viatris Inc.	1,500	12,780

MID Cap 2.97%
Direxion Daily Mid Cap Bull 3x Shares	1,500	41,925

MSCI-ETF 7.91%
Direxion Daily MSCI Brazil Bull 2x Shares	85	$ 6,169
Direxion Daily MSCI Emerging Markets Bull 3x Shares	200	4,696
Direxion Daily MSCI India Bull 2x Shares	500	$ 22,400
Direxion Daily MSCI Real Estate Bull 3x Shares	2,000	19,100
iShares MSCI China ETF	200	8,512
iShares MSCI EAFE Value ETF	200	7,706
iShares MSCI Taiwan ETF	1,000	43,100
		$ 111,683

Semiconductor 17.61%
ASE Technology Holding Company Limited ADR	10,000	$ 49,900
Silicon Motion Technology Corporation ADR	2,000	130,380
Taiwan Semiconductor Manufacturing Company Ltd. ADR	1,000	68,560
		$ 248,840

Small Cap 3.06
Direxion Daily Small Cap Bull 3x	1,500	43,215

US Market 5.69%
Direxion Daily S&P500 Bull 3x	1,500	80,370

IC Design 13.70%
Himax Technologies, Inc. ADR	40,000	$ 193,600

Internet Services 0.83%
Baidu, Inc.* ADR	100	11,749

Short Term Investments 4.31%
First American Government Obligation Federal Class X	40,573	$ 40,573
First American Treasury Obligation Federal Class X	11,891	11,891
MSIL Federal Treasury Portfolio Institutional	8,428	8,428

Total Investments (Cost $1,594,018) 98.00%		$ 1,384,743

Other Assets less Liabilities 2.00%		28,521

Net Assets 100%		$ 1,413,264

*Non-income producing securities

ADR – American Depository Receipt

See accompanying notes to financial statements

Upright Assets Allocation Plus Fund

Statement of Assets and Liabilities

September 30, 2022

ASSETS
Investment in securities, at value ( cost $1,683,120)	$ 1,384,743
Cash	55,252
Dividends receivable	344
Accrued interest receivable	41
Total Assets	$ 1,440,380

LIABILITIES
Investment adviser fees	$ 10,685
Administrative fees	4,029
Custodian fees	3,084
Auditors and legal fees	3,537
Trustee fees	1,087
Registration fees	1,740
Insurance fees	1,189
Miscellaneous	1,765
Total Liabilities	$ 27,116

NET ASSETS	$ 1,413,264

NET ASSETS CONSIST OF
Paid in capital	$ 1,627,250
Total distributable loss	(213,986)
Total Net Assets (based on 166,025 shares	$ 1,413,264
outstanding)
Net Asset Value and Redemption Price Per Share	$ 8.51

See accompanying notes to financial statements

Upright Assets Allocation Plus Fund

Statement of Operations

From October 1, 2021 to September 30, 2022

INVESTMENT INCOME
Dividends ($6,050 from investments by other investment companies)	$ 72,193
Interest	815
Total Income	$ 73,008

EXPENSES
Investment adviser fees	$ 25,424
Administrative fees	8,801
Custodian fees	7,300
Auditors and legal fees	3,170
Trustee fees	149
Blue sky fees	273
Insurance fees	365
Miscellaneous	2,366
Total Expenses	$ 47,848

NET INVESTMENT INCOME	$ 25,160

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment securities	$ 1,572
Net change in unrealized depreciation on investments	(764,428)

Total realized and unrealized loss on investments	$ (762,856)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ (738,001)

See accompanying notes to financial statements.

Upright Assets Allocation Plus Fund

Statement of Changes in Net Assets

	Years Ended September 30
	2022	2021

OPERATIONS
Net investment income (loss)	$ 25,160	$ (17,836)
Net realized gain	1,572	8,106
Change in net unrealized appreciation (depreciation)	(764,428)	657,663
Net increase (decrease) in net assets from operations	$ (737,696)	$ 647,933

DISTRIBUTIONS TO SHAREHOLDERS
From long term capital gains of security transactions	0	(6,486)
Total distributions	$ 0	$ (6,486)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	$ 266,940	$ 323,750
Reinvestment of distributions	0	6,475
Payments for shares redeemed	0	(83,455)
Net increase in net assets from capital share transactions	$ 266,940	$ 240,295

TOTAL INCREASE (DECREASE) IN NET ASSETS	$ (470,756)	$ 888,217

NET ASSETS
Beginning of period	1,884,020	995,803
End of period	$ 1,413,264	$ 1,884,020

CHANGES IN SHARES OUTSTANDING
Shares Sold	19,746	24,475
Shares reinvested	0	637
Shares redeemed	0	(6,060)
Net increase in shares outstanding	19,746	19,051

See accompanying notes to financial statement

Upright Assets Allocation Plus Fund

Financial Highlights

Selected data for a share outstanding throughout each year

	Years Ended September 30
	2022	2021	2020	2019	Since Inception 10/10/2017
PER SHARE DATA
Net asset value, beginning of year	$12.88	$7.83	$6.60	$8.08	$10.00
Investment operations:
Net investment income (loss)	0.16	(0.09)	(0.12)	(0.11)	(0.11)
Net realized and unrealized gain ( loss)	(4.53)	5.19	1.35	(1.37)	(1.81)

Total from investment operations	(4.37)	5.10	1.23	(1.48)	(1.92)

Less distributions from net realized gains	-	(0.05)	-	-	-

Net asset value, end of period	$8.51	$12.88	$7.83	$6.60	$8.08

TOTAL RETURN	(33.93)%	65.30%	18.64%	(18.32)%	(19.20)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$1,413.26	$1,884.02	$995.80	$776.63	$769.75
Ratio of expenses to average net assets *	2.49%	2.21%	2.89%	2.71%	1.75%
Ratio of net investment income (loss) to average net assets	1.31%	(1.02)%	(1.72)%	(1.48)%	(1.27)%
Portfolio turnover rate	1.41%	1.75%	5.03%	2.69%	52.53%

Note: The Fund uses the average share method to calculate selected data per share, and average net assets to calculate the supplemental ratios throughout each year.

*Does not include Acquired Fund Fees and Expenses which are indirect costs of investing in other investment companies.

Upright Assets Allocation Plus Fund

Upright Assets Allocation Plus Fund

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2022

1. ORGANIZATION

The Upright Investments Trust (the “Trust”) was organized as a business trust under the laws of the State of Delaware under a Certificate of Formation dated March 4, 1998, and is registered as an Investment Company under the Investment Company Act of 1940.  The Certificate of Formation provides for an unlimited number of authorized shares of beneficial interest, which may, without shareholder approval, be divided into an unlimited number of series of such shares.  The Trust presently consists of Upright Assets Allocation Plus Fund (“Fund”), a diversified fund. The principal investment objective of the Assets Allocation Plus Fund is to seek total return.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

In June 2009, the Financial Accounting Standards Board (“FASB”) codified its standards and accounting principles for financial statements issued after September 15, 2009.  The accompanying financial statements make reference to GAAP issued by the FASB as Accounting Standards CodificationTM (“ASC”).

a)

Fair Value Measurements

ASC 820-10 establishes a three-tier framework for measuring fair value based upon a hierarchy of inputs.  The three levels of inputs are:

Level 1 – Unadjusted quoted prices active in markets for identical investments.

Level 2 – Other significant observable inputs (including quoted prices for identical investments on an inactive market, prices for similar investments, interest rates, prepayment speeds, credit risk, yield curves, default risk and similar data.)

Level 3 – Significant unobservable inputs, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the investment, and would be based upon the best available information.

The following table summarizes the inputs used to value the Fund’s investments as of September 30, 2021.

Level 1	$1,384,743
Level 2	-
Level 3	-
Total	$1,384,743

b)

Investment Valuation

All of the Fund’s investments consist of listed equity securities or money market funds.  The listed equity securities are traded on a national securities exchange (or reported on the NASDAQ national market) and are valued at the last quoted sales price on the day the valuation is made.  Price information on listed securities is taken from the exchange where the security is primarily traded.  Equity securities which are listed on an exchange but which are not traded on the valuation date are valued at the current bid prices.

Money market funds are valued at their closing net asset value on the day the valuation is made.

c)

Federal Income Taxes - The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Tax basis components of distributable earnings - There is no undistributed ordinary income.

Distributions to Shareholders - Distributions from net investment income, if any, are declared and paid annually. Distributions of the Fund’s net realized capital gains, if any, are declared at least annually. Distributions are recorded on the Ex-dividend date.

The fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from GAAP.  These reclassifications are due to differing treatment for items such as deferral of wash sales and net operating losses.

d)

Other - Investment and shareholder transactions are recorded on the trade date.  Gains and losses

Upright Assets Allocation Plus Fund

on securities transactions are determined on the basis of identified cost.  Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

e)

Repurchase Agreements - In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times.  If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Company may be delayed or limited.   The Fund did not enter any repurchase agreements during 2021 or 2022.

f)

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

g)

Securities Sold Short - The Fund may make short sales. A short sale involves selling a security which the Fund does not own. The proceeds received for short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination.  The Fund records a realized gain or loss when the short position is closed out.  The Fund does not have any open short positions on September 30, 2022.

h)

Securities Purchased on Margin – The Fund may purchase securities on margin in which case the Fund does not fully pay for securities purchased and borrows amounts to settle the purchase. No securities were purchased on margin during the year ended on September 30, 2022. During this period, the fund paid no margin interest.

3. INVESTMENT TRANSACTIONS

The aggregate amounts of security transactions during the year ended September 30, 2022 (excluding repurchase agreements and short-term securities), were as follows:

	Other than U.S. Govt. Securities	U.S. Govt. Securities
Purchases	$665,565	-
Proceeds from sales	$22,312	-

As of September 30, 2022, the gross unrealized appreciation for all securities totaled $202,487 and the gross unrealized depreciation for all securities totaled $411,762 for a net unrealized depreciation of $209,275 for tax purposes.  The aggregate cost of securities including cash and money funds on September 30, 2022 was $1,649,271.

4. INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Fund has entered into an Investment Advisory Agreement with Upright Financial Corporation (“Adviser”).  Pursuant to its Investment Advisory Agreement with the Fund, the Adviser is entitled to receive a fee, calculated at an annual rate of 1.50% of its daily net assets.  The Fund has accrued $10,685 of adviser fees through September 30, 2022. During the period ended September 30, 2022 the Fund incurred $25,424 in advisory fees.

Upright Financial Corporation is the Fund’s administrator (the “Administrator”). As compensation for services rendered to the Fund, the Administrator is entitled to receive a fee. The Fund shall pay to the Administrator at the end of each calendar month a fee at the annual rate of 0.45% of the Fund’s average daily net assets for the first $10 million of average daily net assets, 0.40% of the Fund’s average daily net assets for average daily net assets between $10 million to $20 million, and 0.35% of the Fund’s average daily net assets for average daily net assets over $20 million.

The Fund has accrued $4,029 of administrative fees through September 30, 2022. During the period ended September 30, 2022, the Fund incurred $8,801 in administrative fees.

Mutual Shareholder Services serves as transfer agent and US Bank serves as custodian.

Upright Assets Allocation Plus Fund

David Y.S. Chiueh is an officer of Upright Financial Corporation, the Fund Adviser.  He is also an officer and trustee of the Fund

5. DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

As of September 30, 2022, the components of distributable earnings on a tax basis were as follows:

Accumulated net realized loss as investments	$(4,711)
Unrealized depreciation on investments	$(209,275)
Total distributable loss	$(213,986)

The tax character of distributions paid for the period ended September 30, 2022 and 2021 was as follows:

	Ordinary Income	Net Long Term Capital Gains	Total Distributions
9/30/21	-	6,486	6,486
9/30/22	-	-	-

6. SUBSEQUENT EVENTS

Management has determined that no material events or transactions occurred through the date on which these financial statements were issued that would require recognition or disclosure in these financial statements.

Upright Assets Allocation Plus Fund

 J   L   CPA & ASSOCIATES LLC    Edison Office: 1981 Lincoln Hwy, Edison, NJ  08817

                    Princeton Office: 225 Washington Rd, Princeton, NJ 08540

                   TEL: 732-398-8666  FAX: 732-902-6666

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and

Shareholders of Upright Assets Allocation Plus Fund

 Op inio n on th e Fina n cial Sta teme nts

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Upright Assets Allocation Plus Fund (the “Fund”) as of September 30, 2022, the related statements of operations for the year ended September 30, 2022, changes in nets assets for each of the two years in the period ended September 30, 2022, the financial highlights for each of the four years in the period ended September 30, 2022, and the related notes (collectively referred to as the “financial statements”). The Financial Highlights for the year ended September 30, 2021 were audited by other auditors whose report dated February 24, 2022, expressed an unqualified opinion on the financial statements and financial highlights. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, and the results of its operations for the year ended September 30, 2022, and the changes in net assets and financial highlights for each of the two years in the period ended September 30, 2022, in conformity with accounting principles generally accepted in the United States of America.

 Ba si s of O pin io n

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian and broker, or by other appropriate auditing procedures where replies from brokers were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audit provides a reasonable basis for our opinion.

/s/ JL CPA & ASSOCIATES LLC

We have served as the Company’s auditor since 2022.

Edison, NJ

December 15, 2022

Upright Assets Allocation Plus Fund

(unaudited)

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-Port. The Fund’s Forms N-Port reports are available on the Commission's Web site at http://www.sec.gov.  The Fund’s Forms N-Port may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330

Fund Expenses

As a shareholder of the Fund, you incur two types of costs when applicable: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2022 through September 30, 2022.

Actual Expenses

The first line of the table below provides information about actual account values and actual expense. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000  (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The Fund does not charge a sales load or transactions fees. If shares are redeemed within one year of purchase from the Fund, the shares are subject to a 2% redemption fee. If a request for redemption is made by wire transfer, a $20.00 fee is charged by the Fund’s transfer agent. The Fund invests in shares of other investment companies. Therefore, in addition to the Fund expenses, you will indirectly bear the proportionate share of the fees and expenses charged by the underlying funds that the Fund invests in.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual returns. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you

Upright Assets Allocation Plus Fund

determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Upright Assets Allocation Plus Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	April 1, 2022	September 30, 2022	April 1, 2022 to September 30, 2022

Actual	$1,000.00	$660.71	$10.32
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,012.63	$12.51

* Expenses are equal to the Fund's annualized expense ratio of 2.48%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Upright Assets Allocation Plus Fund

 Security Holdings by Industry Sector

September 30, 2022

(unaudited)

The following chart gives a visual breakdown of the Fund by industry sectors. The underlying securities represent a percentage of the portfolio investments.

Upright Assets Allocation Plus Fund
September 30, 2022
Money Market Funds
Consumer
Drug Manufacturer-other
Electronic Equipment
Energy
Internet Services
IC Design
US Market
Small Cap
Exchange Traded Funds
Semiconductor
Financial Services
Generic Drug
MSCI-ETF
MID Cap

The pie chart calculation is based on Total Investments of $1,384,743

Upright Assets Allocation Plus Fund

(unaudited)

Approval of the Advisory Contract

Approval of Investment Advisory Contract.  At a meeting held on May 26, 2022, the Board of Trustees, including the Independent Trustee, unanimously renewed the Investment Advisory Agreement between the Fund and the Adviser.  To assist the Board in their evaluation of the Investment Advisory Agreement, the Board was supplied with supporting information from the Adviser in advance of the meeting.  The following describes the material factors and conclusions that formed the basis for the Board's approval of the New Investment Management Agreement.

Fund and Adviser Performance. The Board reviewed the performance returns of the Fund as compared with various benchmarks for different time periods.  Specifically, they were presented with average annual total returns of the Fund for various time periods, as compared to the returns of a peer group of funds and the Dow Jones Moderate US Portfolio Index (P60US) and Bloomberg Barclays US Gov't/Credit Index (LUGCTRUU) .  The Trustees noted that the Fund showed remarkable recovery and significantly outperformed its relevant benchmark in the 3-year period; and underperformed in the one year period.  The Board noted the Fund's low portfolio turnover rate and its tax efficient approach.  The Board concluded that based on the Fund's current and historical performance, the Adviser had consistently and satisfactorily managed the Fund in accordance with its stated objectives.

Nature, Quality, and Extent of Services Provided.  When discussing the nature, quality and extent of services that the Adviser provides the Fund, it was noted that, in addition to managing the Fund's portfolio, essentially all of the business of operating the Fund is conducted by the Adviser.  The Board also analyzed the Adviser's experience and the capabilities of the portfolio manager.  The Board noted that the level of shareholder redemptions historically has been extremely low, which they concluded is a reflection of the quality of the services provided by the Adviser.  Taking into account the personnel involved in servicing the Fund, as well as an impressive shareholder redemption ratio, the Board concluded that the services provided to the Fund by the Adviser were superior.

Comparison with Other Contracts and Other Clients.  The Board discussed at length the advisory fee of 1.5% of daily net assets and approved the change of the rate.

The Board noted that while that the Adviser received an Administrative Fee of 0.45% of daily net assets, the fee was well below the level necessary to cover expenses.  Starting from 10/01/2017, the rate was changed as follows. The Fund shall pay the Administrator at the end of each calendar month a fee at the annual rate of 0.45% of the Fund’s average daily net assets for the first $10 million of average daily net assets, 0.40% of the Fund’s average daily net assets for average daily net assets between $10 million to $20 million, and 0.35% of the Fund’s average daily net assets for average daily net assets over $20 million.

Cost of Services and Profits to be realized by the Adviser.  In considering the profits realized by the Adviser, the Board found that while the Adviser was realizing a reasonable profit from its advisory services to the Fund, it was incurring losses on the administrative services it provided to the Fund.  Consequently, the Board concluded that the Adviser was merely breaking even on its overall relationship with the Fund.

Economies of Scale.  The Trustees received and considered information regarding whether the Adviser had realized economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there is potential for realization of any

Upright Assets Allocation Plus Fund

further economies of scale.  The Board noted that the Adviser's profitability has remained low.  Noting that Fund shareholders have benefited from economies of scale as the Fund's net assets have grown due to the efforts of the administrator and the Adviser, the Board concluded that the Fund's fee structure is reasonable and that economies of scale have been realized by shareholders despite the absence of asset-level breakpoints.

Other Benefits. The Board considered other benefits to the Adviser as a result of its relationship to the Fund.  Aside from the management fee, the Board considered the Adviser's receipt of an administrative fee.  After reviewing the administrative services provided by the Adviser, the Board considered this benefit to be reasonable.  The Adviser does not receive soft dollar credits, nor does it execute portfolio transactions through affiliated brokers.

The Board did not identify any single factor discussed previously as all-important or controlling in their determination to renew the Investment Advisory Agreement. The Board, including the Independent Trustee, unanimously concluded that the terms of the Investment Advisory Agreement are fair and reasonable and that the Adviser's fees are reasonable in light of the services provided to the Fund and the benefits received by the Advisor.

Mr. David Chiueh owns 100% of the stock of the Advisory, Upright Financial Corporation.

Proxy Voting Guidelines.

No votes have been cast on securities by the Fund during the reporting period. However, if the fund is to obtain larger positions in the voting securities of any issuer or if the board decides to exercise its right to vote, the process will follow the procedures as described in the fund prospectus.  A record of the Fund’s proxy votes for the most recent twelve month period ended June 30, are available without charge, upon request, by calling collect, 1-973-533-1818, or by accessing the SEC’s website at www.sec.gov.

Liquidity Risk Management Program

Pursuant to Rule 22e-4 under the Investment Company Act, the Board is working with the Adviser to adopt a liquidity risk management program with an administrator who will be responsible for the periodic review and assessment of the liquidity of the Fund’s portfolio investments.

Trustees and Officers (unaudited)

The Board of Trustees supervises the business activities of the Trust.  Each Trustee serves as a trustee until the termination of the Trust, unless the Trustee dies, resigns, retires or is removed.  A majority of Upright‘s board members are independent, meaning that they have no affiliation with Upright or the funds they oversee.

The Fund is part of a “fund complex”.  The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Address and Year of Birth	Position(s) Held With the Trust	Principal Occupations During Past 5 Years	Other Directorships Held by Trustee
David Y.S. Chiueh[1] 349 Ridgedale Ave, East Hanover, NJ 07936 Year of Birth: 1957	Trustee since 1998; Chairman of the Board and Chief Executive Officer since 1998	President of the Investment Adviser since 1990; He held the license of Certified Financial Planner since 1991.	None

1 David Y.S Chiueh is “interested person” of the Trust because he is officer of the Trust.  In addition, he may be deemed to be “interested persons” of the Trust because he is officer of the Fund’s adviser.

The following table provides information regarding each Trustee who is a “Non-interested person” of the Trust, as defined in the Investment Company Act of 1940.

Independent Trustees (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Alice Chen 349 Ridgedale Ave East Hanover NJ 07936 Year of Birth: 1962	Trustee and Financial Officer	Since November 2009/ Indefinite	Controller, Great China Chartering & Agency Corp. at New Jersey & Shanghai, China Senior Administrator, J&M Manufacturing Corp, New Jersey	3	None
Evelyn Kung 349 Ridgedale Ave East Hanover NJ 07936 Year of Birth: 1957	Trustee	Since August 2018/ Indefinite	Active CPA practitioner/business owner since 1989	3	None
Marco Yeh 349 Ridgedale Ave East Hanover NJ 07936 Year of Birth: 1962	Trustee	Since August 2018/ Indefinite	Eunice Industry Corp. City of Industry, CA President 2007	3	None

The Statement of Additional Information includes additional information about the Trustees and is available without charge upon request by calling the Fund at 973-533-1818.

Investment Adviser & Administrator

Upright Financial Corporation

349 Ridgedale Ave.

Upright Assets Allocation Plus Fund

East Hanover, NJ 07936

Custodian

US Bank

1555 N. River Center Drive

Milwaukee, WI 53212

Independent Registered Public Accounting Firm

JL CPA & Associates LLC

1981 Lincoln Hwy

Edison, NJ 08817

(732) 398-8666

Transfer Agent

Mutual Shareholder Services

8000Town Centre Drive, Suite 400

Broadview Heights, OH 44147

Trustees

David Y.S. Chiueh

Alice Chen

Evelyn Kung

Chao Cho Yeh

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By : /s/ David Y.S. Chiueh

David Y.S. Chiueh

Trustee

Date: December 9, 2022

By : /s/ David Y.S. Chiueh

David Y.S Chiueh

Chief Financial Officer

Date: December 9, 2022

Item 2. Code of Ethics.

(a)   As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)   For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

Upright Assets Allocation Plus Fund

(1)   Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)   Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)   Compliance with applicable governmental laws, rules, and regulations;

(4)   The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c)   Amendments

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The current head of the Audit Committee is Ms. Alice Chen, who is qualified as financial expert under current SEC regulations.   She has more than 20 years of experience in the field.  Each member of the audit committee is “independent”, as that term is defined under applicable law.  The audit committee meets annually with the independent accountant (CPA) and executive officers of the Company.  The audit committee reviews, among other matters, the accounting principles being applied by the Company in financial reporting, the scope and adequacy of internal controls, and the responsibilities and fees of the independent accountants.  The recommendations of the audit committee are reported to the full Board.

Item 4. Principal Accountant Fees and Services.

(a)  Audit Fees

FY 2022

$4,000

FY 2021

$2,500

(b) Audit-Related Fees

FY 2022

$ 0

FY 2021

$ 0

Nature of the fees:

N/A

(c) Tax Fees

FY 2022

$ 0

FY 2021                      $ 0

Nature of the fees:

N/A

Upright Assets Allocation Plus Fund

(d)  All Other Fees

FY 2022

$ 0

FY 2021

$ 0

Nature of the fees:

N/A

(e)

(1) Audit Committee’s Pre-Approval Policies

The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Percentages of Services Approved by the Audit Committee

Audit-Related Fees:

N/A

Tax Fees:

N/A

All Other Fees:

N/A

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)  The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

FY 2022

$ 0

FY 2021

$ 0

(h)  The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Upright Assets Allocation Plus Fund

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures.

(a)  Based on an evaluation of the registrant’s disclosure controls and procedures as of September 30, 2021, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)   There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.  Not applicable.

Item 13.  Exhibits.

(a)(1) EX-99.CODE ETH.  Filed herewith.

(a)(2) EX-99.CERT.  Filed herewith.

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(a)(4) EX-99.77K.CHNG ACCNT.  Filed herewith.

(b)  EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Upright Investments Trust

By /s/David Y.S. Chiueh

*David Y.S. Chiueh

Upright Assets Allocation Plus Fund

Chief Executive Officer

Date: December 9, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/David Y.S. Chiueh

*David Y.S. Chiueh

Chief Executive Officer

Date: December 9, 2022

By : /s/ David Y.S Chiueh

David Y.S. Chiueh

Chief Financial Officer

Date: December 9, 2022

* Print the name and title of each signing officer under his or her signature.

_____________________________________________________________________________________________

ANNUAL REPORT

_____________________________________________________________________________________

Upright Growth and Income Fund

_____________________________________________________________________________________

September 30, 2022

_____________________________________________________________________________________________

Upright Growth and Income Fund

Letter to Shareholders…………………………………………………………………………………………3

Schedule of Investments ……………………………………………………………….……………………..6

Statement of Assets and Liabilities……………………………………………………………………………9

Statement of Operations…………………………………………………………………….………………..10

Statements of Changes in Net Assets………………………………………………………….…………..…11

Financial Highlights……………………………………………………………………………………..…...12

Notes to Financial Statements……………………………………………………………………………..…13

Fund Expenses...………………………………………………………………………………………..…….17

Security Holdings by Industry Sector………………………………………………………………………..18

Trustees and Officers………………………………………………………………………………………...20

Upright Growth and Income Fund

December 9, 2022

Dear Fellow Shareholders,

We would like to present the Annual Report of Upright Growth and Income Fund for the fiscal year ended September 30, 2022.  The Fund decreased 36.42% before taxes, while the Dow Jones US Total Stock Market Index (DWCF) and the Bloomberg Barclays US Gov't/Credit Index (LUGCTRUU) fell by 18.08% and 14.95%, respectively.

Market Review

The stock market crash of Covid-19 in 2020 caused the US stock market to plummet 37%. In less than two years, the inflation caused by the Russian-Ukrainian war, coupled with the lockdown of cities in China created a tightening of the supply. The S&P500, representing large companies, fell by nearly 27%, and high-tech stocks also dropped close to 37%.  This is probably a rare occurrence in history.

2022 can be said to be a year of many strange political, economic, and international shiftings. We already know many changes have taken place so we won’t go into details. The US Central Bank which is most related to the economy, was used by the Fed to combat inflation. The term "violent interest rate hike" used by the media is no exaggeration at all. The speed and the force that took place had never happened in the past 20 years. The Central Bank took on such drastic measures from lessons learned after errors were made for the interest rate hike in the 1980s.

The bad news is that the international scene remains unsettled. The good news is with the stock market adjusting downward for more than nine months, investors wailing everywhere, many companies that are doing well see their stock prices tumbling down by 50-60%. The S&P 500, which represents large-cap stocks, has nearly 27% difference in its high and low points, and high-tech stocks, representing Nasdaq, 37%.

Portfolio Review

TSM

We have increased our stake in TSM two or three times before but were not successful. However, the previous unsuccessful tries foster the next greater success! We do not plan to give a full-scale introduction to TSMC until subsequent reports. Much like Abbv in 2018, it is a stock that has a chance of doubling every few years. Based on the company's robust operations, competitive advantages, and a niche in its unique business model, one can assuredly point out that the value of this company has been severely underestimated. At present, its P/E ratio is only about 10, yet the growth momentum of the company in the next five years can be maintained at about 15-20%. The P/E ratio of 10 is an opportunity that is hard to come by in the history of the

Upright Growth and Income Fund

company. Currently, several of its important clients such as Apple, NVIDIA, Advanced Micro Devices, Inc., Qualcomm, all have double its P/E ratio, yet their surplus momentum may not be able to surpass TSMC.

Why then is the stock price so low?  The current technology war between China and the United States may be blamed. TSMC is a company that the world competes for. Right now it is lodged at the cusp of a geopolitical turmoil and is subject to fluctuations and jolts stemming from the news. Just like Apple during the financial tsunami in 2008, the price dropped from $200 to $100. You buy it and it drops to $85, you buy again and it drops some more to $70. The main reason being the market was worried that if Jobs was called by God, whether Apple could still maintain a profitable growth?

My analysis at the time was that the market overreacted. So not only did I buy in a large amount of Apple, I also kept it for a long time creating a profit for us of more than 40 times. Of course, it is not easy for TSMC to have such a high profit today. However, it is a high-quality, low-cost stock which not only pays 2.5% dividends, but also has ample room for growth in the next five to 10 years.

Conclusion

Everyone is envious of Buffett's wealth, but none wants to follow his investment mentality. He once said, "When others are greedy, you should be fearful; when others are fearful, you should be greedy." In 2021 we sold some stocks during the market rally. One such example is Plug Power (PLUG), a hydrogen energy company. We have accumulated some cash on hand which could be used to increase stakes using margin. As the market improves from the environment of downturn and inflation, we will intensify our activity instead of waiting until there is full clarity of every situation. Because by that time the opportunity would have dissipated.

This report gives an account of two companies, AbbVie and Apple. It also tells us that we may be fortunate to see the resurface of the days of the two companies in the rare opportunity of TSM. In addition, we must also consider other risk balances and adjustments. But after the nine-month decline, we believe that even if it is not sunny days yet, we have gradually felt the light at the end of the tunnel. When we review again at the beginning of next year, we hope our judgment and approach today are correct.

Finally, I wish you all peace, joy, and good health!

Sincerely,

David Y.S. Chiueh

Portfolio Manager

Upright Growth and Income Fund

Upright Growth & Income Fund vs Benchmark Performance
22,000
20,000
18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
DWCF
14,820
LUGCTRUU
9,972
UPDDX
9,316
10/10/2017
12/31/2017
3/31/2018
6/30/2018
9/30/2018
12/31/2018
3/31/2019
6/30/2019
9/30/2019
12/31/2019
3/31/2020
6/30/2020
9/30/2020
12/31/2020
3/31/2021
6/30/2021
9/30/2021
12/31/2021
3/31/2022
6/30/2022
9/30/2022

This chart reflects a comparison in the change in value of a hypothetical $10,000 investment in the Fund, including reinvested dividends and distributions, compared with a broad-based securities market index.  Returns shown assume reinvestment of all dividends.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Dow Jones US Total Stock Market Index (DWCF) - The Dow Jones U.S. Total Stock Market Index, a member of the Dow Jones Total Stock Market Indices family, is designed to measure all U.S. equity issues with readily available prices.

Bloomberg Barclays US Gov't/Credit Index (LUGCTRUU) - It is a broad-based flagship benchmark that measures the non-securitized component of the US Aggregate Index. The index includes investment grade, US dollar-denominated, fixed-rate treasuries, government-related and corporate securities.

Average Annual Returns

For the Periods ended September 30, 2022

	1-Year	3-Year	Since Inception （10/10/2017）
Upright Growth & Income Fund (UPDDX)	-36.42%	10.32%	-1.41%
Dow Jones US Total Stock Market Index (DWCF)	-18.08%	7.48%	8.238%
Bloomberg Barclays US Gov't/Credit Index (LUGCTRUU)	-14.95%	-3.15%	-0.06%

Upright Growth and Income Fund

Schedule of Investments

As of September 30, 2022

Description	Quantity	Market Value
Equities
Aero Space 1.26%
Direxion Daily Aerospace & Defense Bull 3x	1,500	$ 17,235

AI Technology 0.54%
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	750	7,365

Consumer 1.29%
Bed Bath & Beyond Inc.	1,500	9,135
Tapestry, Inc.	300	8,529
		$ 17,664

Drug Manufacturer-other 10.01%
AbbVie Inc.	600	80,526
Teva Pharmaceutical Industries Limited* ADR	7,000	56,490
		137,016

Electrical Industry 0.57%
General Electric Company	125	7,739

Electronic Equipment 10.18%
Apple Inc.	400	55,280
Plug Power Inc.*	4,000	84,040
		$ 139,320

Exchange Traded Funds 6.91%
Direxion Daily Dow Jones Internet Bull 3x Shares	9,000	63,990
Direxion Daily Semiconductor Bull 3x Shares	3,000	26,580
ProShares S&P 500 Dividend Aristocrats ETF	50	3,998
		$ 94,568

Financial Services 10.96%
Direxion Daily Financial Bull 3x Shares	1,300	70,473
The Goldman Sachs Group, Inc.	200	58,610
J P Morgan Chase & Company	200	20,900
		$ 149,983

Healthcare Services 2.09%
CVS Health Corporation	300	28,611

Industrial General Business 1.48%
Direxion Daily Industrials Bull 3x Shares	1,000	20,200

Leisure 1.38%
The Walt Disney Company	200	$ 18,866

MID Cap 2.04%
Direxion Daily Mid Cap Bull 3x Shares	1,000	27,950

MSCI-ETF 1.40%
Direxion Daily MSCI Real Estate Bull 3x Shares	2,000	19,100

Oil 1.91%
Exxon Mobil Corporation	300	$ 26,193

Pharmaceutical 1.80%
Direxion Daily Pharmaceutical & Medical Bull 3x Shares ETF	1,000	8,880
Walgreens Boots Alliance, Inc.	500	15,700
		$ 24,580

Semiconductor 25.20%
ASE Technology Holding Company, Limited ADR	10,000	$ 49,900
Nvidia Corporation	600	72,834
Silicon Motion Technology Corporation ADR	1,500	97,785
Taiwan Semiconductor Manufacturing Company Limited ADR	1,000	68,560
United Microelectronics Corporation ADR	10,000	55,700
		$ 344,779

IC Design 17.69%
Himax Technologies, Inc. ADR	50,000	242,000
		$ 1,323,169

Short Term Investments 5.32%
Fidelity Government Portfolio Class I	39,447	$ 39,447
First American Government Obligation Federal Class Z	10,576	10,576
First American Treasury Obligation Federal Class Z	990	990
MSIL Fund Government Portfolio Institutional	18,882	18,882
MSIL Fund Treasury Portfolio Institutional	2,842	2,842
		$ 72,737

Total Investments (Cost $1,538,671) 102.03%		$ 1,395,906

Other Assets less Liabilities 2.03%		$ (27,708)

Net Assets 100%		$ 1,368,198

*Non Income producing securities

ADR – American Depository Receipt

See accompanying notes to financial statements

Upright Growth and Income Fund

Statement of Assets and Liabilities

September 30, 2022

ASSETS
Investment in securities, at value ( cost $1,542,301)	$ 1,395,906
Cash	3,630
Dividends receivable	354
Total Assets	$ 1,399,890

LIABILITIES
Investment adviser fees	$ 11,596
Administrative fees	3,182
Custodian fees	8,649
Auditors and legal fees	3,637
Trustee fees	1,959
Registration fees	1,536
Miscellaneous	1,132
Total Liabilities	$ 31,691

NET ASSETS	$ 1,368,198

NET ASSETS CONSIST OF
Paid in capital	$ 1,494,707
Total distributable loss	(126,509)
Net Assets (based on 149,935 shares	$ 1,368,198
outstanding)

Net Asset Value and Redemption Price Per Share	$ 9.13

See accompanying notes to financial statements.

Upright Growth and Income Fund

Statement of Operations

From October 1, 2021 to September 30, 2022

INVESTMENT INCOME
Dividends ($1,888 from investments by other companies)	$ 84,403
Interest	520
Total Income	$ 84,923

EXPENSES
Investment adviser fees	$ 29,286
Administrative fees	8,786
Custodian fees	4,906
Auditors and legal fees	3,263
Trustee fees	89
Blue sky fees	641
Miscellaneous	8,314
Total Expenses	$ 55,285

NET INVESTMENT INCOME	$ 29,638

REALIZED AND UNREALIZED LOSS ON
INVESTMENTS
Net realized gain on investments	$ 1,331
Change in net unrealized depreciation on	(824,891)
investments
Total realized gain and unrealized loss on investments	$ (823,560)

NET DECREASE IN NET ASSETS RESULTING
FROM OPERATIONS	$ (793,922)

See accompanying notes to financial statements.

Upright Growth and Income Fund

Statement of Changes in Net Assets

	Years Ended September 30
	2022	2021
OPERATIONS
Net investment gain (loss)	$ 29,638	$ (12,081)
Net realized gain (loss)	1,331	0
Net change in unrealized appreciation (depreciation) on investments	(824,891)	771,196
Net increase (decrease) in net assets from operations	$ (793,922)	$ 759,115

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions	0	0

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	$ 246,041	$ 207,750
Reinvestment of distributions	0	0
Payments for shares redeemed	(7,224)	(63,975)
Net increase in net assets from capital share transactions	$ 238,817	$ 143,775

TOTAL INCREASE (DECREASE) IN NET ASSETS	$ (555,105)	$ 902,890

NET ASSETS
Beginning of period	$ 1,923,303	$ 1,020,413
End of period	$ 1,368,198	$ 1,923,303

CHANGES IN SHARES OUTSTANDING
Shares Sold	16,561	14,136
Shares reinvested	0	0
Shares redeemed	(568)	(4,182)
Net increase in shares outstanding	15,993	9,954

See accompanying notes to financial statements.

Upright Growth and Income Fund

Financial Highlights

Selected data for a share outstanding throughout each year

	Years Ended September 30
	2022	2021	2020	2019	Since Inception (10/10/2017)
PER SHARE DATA
Net asset value, beginning of year	$ 14.36	$ 8.23	$ 6.80	$ 8.59	$ 10.00
Investment operations:
Net investment income	0.20	-0.09	-0.15	-0.11	-0.18
Net realized and unrealized gain (loss) on investments	-5.44	6.22	1.58	-1.53	1.26

Total from investment operations	-5.23	6.13	1.43	-1.64	-1.44

Less distributions from net realized gains	0	0	0	-0.15	0

Net asset value, end of period	$ 9.13	$ 14.36	$ 8.23	$ 6.80	$ 8.59

TOTAL RETURN	-36.42%	74.48%	21.03%	-19.22%	-14.40%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$1,368.20	$1,923.30	$1,020.41	$779.39	$783.20
Ratio of net expenses to average net assets*	2.87%	2.38%	3.29%	2.86%	2.34%
Ratio of net investment income (loss) to average net assets	1.54%	-0.68%	-1.98%	-1.51%	-1.89%
Portfolio turnover rate	1.12%	12.68%	0%	8.04%	31.38%

Note: The Fund uses the average share method to calculate selected data per share, and average net assets to calculate the supplemental ratios throughout each year.

*Does not include Acquired Fund Fees and Expenses which are indirect costs of investing in other investment companies.

Upright Growth and Income Fund

Upright Growth and Income Fund

NOTES TO FINANCIAL STATEMENTS

September 30, 2022

 1. ORGANIZATION

The Upright Investments Trust (the “Trust”) was organized as a business trust under the laws of the State of Delaware under a Certificate of Formation dated March 4, 1998, and is registered as an open end, diversified management Investment Company under the Investment Company Act of 1940.  The Certificate of Formation provides for an unlimited number of authorized shares of beneficial interest, which may, without shareholder approval, be divided into an unlimited number of series of such shares.  The Trust presently includes the Upright Growth and Income Fund (the “Fund”).  The principal investment objective of the Fund is to provide long-term growth of capital, with income as a secondary objective.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

a)

Fair Value Measurements

ASC 820-10 establishes a three-tier framework for measuring fair value based upon a hierarchy of inputs.  The three levels of inputs are:

Level 1 – Unadjusted quoted prices active in markets for identical investments.

Level 2 – Other significant observable inputs (including quoted prices for identical investments on an inactive market, prices for similar investments, interest rates, prepayment speeds, credit risk, yield curves, default risk and similar data.)

Level 3 – Significant unobservable inputs, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the investment, and would be based upon the best available information.

The following table summarizes the inputs used to value the Fund’s investments as of September 30, 2022.

Level 1	$1,395,906
Level 2	-
Level 3	-
Total	$1,395,906

b)

Investment Valuation

All of the Fund’s investments consist of listed equity securities or money market funds.  The listed equity securities are traded on a national securities exchange (or reported on the NASDAQ national market) and are valued at the last quoted sales price on the day the valuation is made.  Price information on listed securities is taken from the exchange where the security is primarily traded.  Equity securities which are listed on an exchange but which are not traded on the valuation date are valued at the current bid prices.

Money market funds are valued at their closing net asset value on the day the valuation is made.

c)

Federal Income Taxes - The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Tax basis components of distributable earnings - There is no undistributed ordinary income.

Distributions to Shareholders - Distributions from net investment income, if any, are declared and paid annually.  Distributions of the Fund’s net realized capital gains, if any, are declared at least annually. Distributions are recorded on the Ex-dividend date.

The fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from GAAP.  These reclassifications are due to differing treatment for items such as deferral of wash sales and net operating losses.

Other - Investment and shareholder transactions are recorded on the trade date.  Gains and losses on securities transactions are determined on the basis of identified cost.  Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

Upright Growth and Income Fund

d)

Repurchase Agreements - In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times.  If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Company may be delayed or limited.   The Fund did not enter any repurchase agreements during 2021 or 2022.

e)

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

f)

Securities Sold Short - The Fund may make short sales. A short sale involves selling a security which the Fund does not own. The proceeds received for short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination.  The Fund records a realized gain or loss when the short position is closed out.  The Fund does not have any open short positions on September 30, 2022.

g)

Securities Purchased on Margin – The Fund may purchase securities on margin in which case the Fund does not fully pay for securities purchased and borrows amounts to settle the purchase. No securities were purchased on margin during the year ended on September 30, 2022. During this period, the fund paid no margin interest.

3. INVESTMENT TRANSACTIONS

The aggregate amounts of security transactions during the year ended September 30, 2022 (excluding repurchase agreements and short-term securities), were as follows:

Other than

U.S. Govt.     U.S. Govt.

Securities       Securities

Purchases

              $453,389

0

Proceeds from sales            $19,889

0

As of September 30, 2022, the gross unrealized appreciation for all securities totaled $266,539 and the gross unrealized depreciation for all securities totaled $409,304 for a net unrealized depreciation of $142,765 for tax purposes.  The aggregate cost of securities including cash and money funds on September 30, 2022 was $1,542,301.

4. INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Fund has entered into an Investment Advisory Agreement with Upright Financial Corporation (“Adviser”).  Pursuant to its Investment Advisory Agreement with the Fund, the Adviser is entitled to receive a fee, calculated at an annual rate of 1.50% of its daily net assets.  The Fund has accrued $11,596 of adviser fees through September 30, 2022. During the period ended September 30, 2022 the Fund incurred $29,286 in advisory fees.

Upright Financial Corporation is the Fund’s administrator (the “Administrator”). As compensation for services rendered to the Fund, the Administrator is entitled to receive a fee. The Fund shall pay to the Administrator at the end of each calendar month a fee at the annual rate of 0.45% of the Fund’s daily net assets for the first $10 million of daily net assets, 0.40% of the Fund’s daily net assets for daily net assets between $10 million to $20 million, and 0.35% of the Fund’s daily net assets for average daily net assets over $20 million.

The Fund has accrued $3,182 of administrative fees through September 30, 2022. During the period ended September 30, 2022, the Fund incurred $8,786 in administrative fees.

Mutual Shareholder Services serves as transfer agent and US Bank serves as custodian.

David Y.S. Chiueh is an officer of Upright Financial Corporation, the Fund Adviser.  He is also an officer and trustee of the Fund.

5. DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

As of September 30, 2022, the components of distributable earnings on a tax basis were as follows:

Upright Growth and Income Fund

Accumulated net realized gain as investments	$16,256
Unrealized depreciation on investments	$(142,765)
Total distributable loss	$(126,509)

The tax character of distributions paid for years ended September 30, 2020 and 2021 was as follows:

	Ordinary Income	Net Long Term Capital Gains	Total Distributions
9/30/2020	-	-	-
9/30/2021	-	-	-

6. SUBSEQUENT EVENTS

Management has determined that no material events or transactions occurred through the date on which these financial statements were issued that would require recognition or disclosure in these financial statements.

Upright Growth and Income Fund

 J   L   CPA & ASSOCIATES LLC    Edison Office: 1981 Lincoln Hwy, Edison, NJ  08817

                      Princeton Office: 225 Washington Rd, Princeton, NJ 08540

                    TEL: 732-398-8666   FAX: 732-902-6666

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and

Shareholders of Upright Growth and Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Upright Growth and Income Fund (the “Fund”) as of September 30, 2022, the related statements of operations for the year ended September 30, 2022, changes in nets assets for each of the two years in the period ended September 30, 2022, and the financial highlights for the each of the four years in the period ended September 30, 2022, and the related notes (collectively referred to as the “financial statements”). The Financial Highlights for the year ended September 30, 2021 were audited by other auditors whose report dated February 24, 2022, expressed an unqualified opinion on the financial statements and financial highlights. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, and the results of its operations for the year ended September 30, 2022, and the changes in net assets and financial highlights for each of the two years in the period ended September 30, 2022, in conformity with accounting principles generally accepted in the United States of America.

 Ba si s of O pin io n

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian and broker, or by other appropriate auditing procedures where replies from brokers were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audit provides a reasonable basis for our opinion.

/s/ JL CPA & ASSOCIATES LLC

We have served as the Company’s auditor since 2022. Edison, NJ

December 15, 2022

Upright Growth and Income Fund

.

(unaudited)

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-Port. The Fund’s Forms N-Port reports are available on the Commission's Web site at http://www.sec.gov.  The Fund’s Forms N-Port may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Fund Expenses

As a shareholder of the Fund, you incur two types of costs when applicable: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2022 through September 30, 2022.

Actual Expenses

The first line of the table below provides information about actual account values and actual expense. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000  (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The Fund does not charge a sales load or transactions fees. If shares are redeemed within one year of purchase from the Fund, the shares are subject to a 2% redemption fee. If a request for redemption is made by wire transfer, a $20.00 fee is charged by the Fund’s transfer agent. The Fund invests in shares of other investment companies. Therefore, in addition to the Fund expenses, you will indirectly bear the proportionate share of the fees and expenses charged by the underlying funds that the Fund invests in.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual returns. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you

Upright Growth and Income Fund

determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Upright Growth and Income Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	April 1, 2022	September 30, 2022	April 1, 2022 to September 30, 2022

Actual	$1,000.00	$635.79	$11.77
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,010.68	$14.47

* Expenses are equal to the Fund's annualized expense ratio of 2.87%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Upright Growth and Income Fund

Security Holdings by Industry Sector

September 30, 2022
(unaudited)

The following chart gives a visual breakdown of the Fund by industry sectors. The underlying securities represent a percentage of the portfolio investments.

Upright Growth & Income Fund
September 30, 2022
Aero Space
AI Technology
Short Term
Investments
Consumer
Drug Manufacturer-other
Electrical Industry
IC Design
Electronic Equipment
Exchange Traded
Funds
Financial Services
Semiconductor
Healthcare Services
Industrial General Business
MID Cap
Pharmaceutical
Oil
MSCI-ETF
Leisure

The pie chart calculation is based on Total Investments of $1,395,906

Upright Growth and Income Fund

(unaudited)

Approval of the Advisory Contract

Approval of Investment Advisory Contract.  At a meeting held on May 26, 2022, the Board of Trustees, including the Independent Trustee, unanimously renewed the Investment Advisory Agreement between the Fund and the Adviser.  To assist the Board in their evaluation of the Investment Advisory Agreement, the Board was supplied with supporting information from the Adviser in advance of the meeting.  The following describes the material factors and conclusions that formed the basis for the Board's approval of the New Investment Management Agreement.

Fund and Adviser Performance. The Board reviewed the performance returns of the Fund as compared with various benchmarks for different time periods.  Specifically, they were presented with average annual total returns of the Fund for various time periods, as compared to the returns of a peer group of funds and the Dow Jones US Total Stock Market Index (DWCF) and Bloomberg Barclays US Gov't/Credit Index (LUGCTRUU).  The Trustees noted that the Fund showed remarkable recovery and significantly outperformed its relevant benchmark in the 3-year period; and underperformed in the one year period.  The Board noted the Fund's low portfolio turnover rate and its tax efficient approach.  The Board concluded that based on the Fund's current and historical performance, the Adviser had consistently and satisfactorily managed the Fund in accordance with its stated objectives.

Nature, Quality, and Extent of Services Provided.  When discussing the nature, quality and extent of services that the Adviser provides the Fund, it was noted that, in addition to managing the Fund's portfolio, essentially all of the business of operating the Fund is conducted by the Adviser.  The Board also analyzed the Adviser's experience and the capabilities of the portfolio manager.  The Board noted that the level of shareholder redemptions historically has been extremely low, which they concluded is a reflection of the quality of the services provided by the Adviser.  Taking into account the personnel involved in servicing the Fund, as well as an impressive shareholder redemption ratio, the Board concluded that the services provided to the Fund by the Adviser were superior.

Comparison with Other Contracts and Other Clients.  The Board discussed at length the advisory fee of 1.5% of daily net assets and approved the change of the rate.

The Board noted that while that the Adviser received an Administrative Fee of 0.45% of daily net assets, the fee was well below the level necessary to cover expenses.  Starting from 10/01/2014, the rate was changed as follows. The Fund shall pay the Administrator at the end of each calendar month a fee at the annual rate of 0.45% of the Fund’s average daily net assets for the first $10 million of average daily net assets, 0.40% of the Fund’s average daily net assets for average daily net assets between $10 million to $20 million, and 0.35% of the Fund’s average daily net assets for average daily net assets over $20 million.

Cost of Services and Profits to be realized by the Adviser.  In considering the profits realized by the Adviser, the Board found that while the Adviser was realizing a reasonable profit from its advisory services to the Fund, it was incurring losses on the administrative services it provided to the Fund.  Consequently, the Board concluded that the Adviser was merely breaking even on its overall relationship with the Fund.

Economies of Scale.  The Trustees received and considered information regarding whether the Adviser had realized economies of scale with respect to the management of the Fund, whether the Fund had

Upright Growth and Income Fund

appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale.  The Board also noted that the Adviser's profitability has remained low.  Noting that Fund shareholders have benefited from economies of scale as the Fund's net assets have grown due to the efforts of the administrator and the Adviser, the Board concluded that the Fund's fee structure is reasonable and that economies of scale have been realized by shareholders despite the absence of asset-level breakpoints.

Other Benefits. The Board considered other benefits to the Adviser as a result of its relationship to the Fund.  Aside from the management fee, the Board considered the Adviser's receipt of an administrative fee.  After reviewing the administrative services provided by the Adviser, the Board considered this benefit to be reasonable.  The Adviser does not receive soft dollar credits, nor does it execute portfolio transactions through affiliated brokers.

The Board did not identify any single factor discussed previously as all-important or controlling in their determination to renew the Investment Advisory Agreement. The Board, including the Independent Trustee, unanimously concluded that the terms of the Investment Advisory Agreement are fair and reasonable and that the Adviser's fees are reasonable in light of the services provided to the Fund and the benefits received by the Advisor.

Mr. David Chiueh owns 100% of the stock of the Advisory, Upright Financial Corporation.

Proxy Voting Guidelines.

No votes have been cast on securities by the Fund during the reporting period. However, if the fund is to obtain larger positions in the voting securities of any issuer or if the board decides to exercise its right to vote, the process will follow the procedures as described in the fund prospectus.  A record of the Fund’s proxy votes for the most recent twelve month period ended June 30, are available without charge, upon request, by calling collect, 1-973-533-1818, or by accessing the SEC’s website at www.sec.gov.

Liquidity Risk Management Program

Pursuant to Rule 22e-4 under the Investment Company Act, the Board is working with the Adviser to adopt a liquidity risk management program with an administrator who will be responsible for the periodic review and assessment of the liquidity of the Fund’s portfolio investments.

Trustees and Officers (unaudited)

The Board of Trustees supervises the business activities of the Trust.  Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.  A majority of Upright‘s board members are independent, meaning that they have no affiliation with Upright or the funds they oversee.

The Fund is part of a “fund complex”.  The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Address and Year of Birth	Position(s) Held With the Trust	Principal Occupations During Past 5 Years	Other Directorships Held by Trustee
David Y.S. Chiueh[1] 349 Ridgedale Ave East Hanover NJ 07936 Year of Birth: 1957	Trustee since 1998; Chairman of the Board and Chief Executive Officer since 1998	President of the Investment Adviser since 1990; He held the license of Certified Financial Planner since 1991.	None

1 David Y.S Chiueh is “interested persons” of the Trust because he is officer of the Trust.  In addition, he may be deemed as “interested persons” of the Trust because he is an officer of the Fund’s adviser.

The following table provides information regarding each Trustee who is a “Non-interested person” of the Trust, as defined in the Investment Company Act of 1940.

Independent Trustees (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Alice Chen 349 Ridgedale Ave East Hanover NJ 07936 Year of Birth: 1962	Trustee and Financial Officer	Since November 2009/ Indefinite	Controller, Great China Chartering & Agency Corp. at New Jersey & Shanghai, China Senior Administrator, J&M Manufacturing Corp, New Jersey	3	None
Evelyn Kung 349 Ridgedale Ave East Hanover NJ 07936 Year of Birth: 1957	Trustee	Since August 2018/ Indefinite	Active CPA practitioner/ business owner since 1989	3	None
Marco Yeh 349 Ridgedale Ave East Hanover NJ 07936 Year of Birth: 1962	Trustee	Since August 2018/ Indefinite	Eunice Industry Corp. City of Industry, CA President 2007	3	None

The Statement of Additional Information includes additional information about the Trustees and is available without charge upon request by calling the Fund at 973-533-1818.

Investment Adviser & Administrator

Upright Financial Corporation

349 Ridgedale Ave.

East Hanover, NJ 07936

Custodian

US Bank

1555 N. River Center Drive

Upright Growth and Income Fund

Milwaukee, WI 53212

Independent Registered Public Accounting Firm

JL CPA & Associates LLC

1981 Lincoln Hwy

Edison, NJ 08817

(732) 398-8666

Transfer Agent

Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

Trustees

David Y.S. Chiueh

Alice Chen

Evelyn Kung

Chao Cho Yeh

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By : /s/ David Y.S Chiueh

David Y.S Chiueh

Trustee

Date: December 9, 2022

By : /s/ David Y.S Chiueh

David Y.S Chiueh

Chief Financial Officer

Date: December 9, 2022

Item 2. Code of Ethics.

(a)  As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)  For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

Upright Growth and Income Fund

(1)  Honest and ethical conduct, including the ethical handling of actual or apparent   conflicts of interest between personal and professional relationships;

(2)  Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)  Compliance with applicable governmental laws, rules, and regulations;

(4)  The prompt internal reporting of violations of the code to an appropriate person or     persons identified in the code; and

(5)  Accountability for adherence to the code.

(c)  Amendments

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The Board of Directors has created a permanent audit committee, on 10/10/2017, the current head is Ms. Alice Chen, who is qualified as financial expert under current SEC regulations.   She has more than 20 years of experience in the field.  Each member of the audit committee is “independent”, as that term is defined under applicable law.  The audit committee meets at least annually with the independent accountants (CPA) and executive officers of the Company.  The audit committee reviews, among other matters, the accounting principles being applied by the Company in financial reporting, the scope and adequacy of internal controls, and the responsibilities and fees of the independent accountants.  The recommendations of the audit committee are reported to the full Board.

Item 4. Principal Accountant Fees and Services.

(a)  Audit Fees

 FY 2022

$4,000

 FY 2021

$2,500

(b) Audit-Related Fees

       FY 2022

$ 0

FY 2021

$ 0

Nature of the fees:

N/A

(c) Tax Fees

FY 2022

$ 0

FY 2021

$ 0

Nature of the fees:

N/A

Upright Growth and Income Fund

(d)  All Other Fees

FY 2022

$ 0

FY 2021

$ 0

Nature of the fees:

N/A

(e)

(1) Audit Committee’s Pre-Approval Policies

The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Percentages of Services Approved by the Audit Committee

Audit-Related Fees:

N/A

Tax Fees:

N/A

All Other Fees:

N/A

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)  The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

 FY 2022

$ 0

 FY 2021

$ 0

(h)  The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Upright Growth and Income Fund

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures.

(a)  Based on an evaluation of the registrant’s disclosure controls and procedures as of September 30, 2017, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.  Not applicable.

Item 13.  Exhibits.

(a)(1) EX-99.CODE ETH.  Filed herewith.

(a)(2) EX-99.CERT.  Filed herewith.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(a)(4) EX-99.77K.CHNG ACCNT.  Filed herewith.

(b)  EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Upright Investments Trust

By /s/David Y.S. Chiueh

Upright Growth and Income Fund

*David Y.S. Chiueh

Chief Executive Officer

Date: December 9, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/David Y.S. Chiueh

*David Y.S. Chiueh

Chief Executive Officer

Date: December 9, 2022

By : /s/ David Y.S Chiueh

David Y.S. Chiueh

Chief Financial Officer

Date: December 9, 2022

* Print the name and title of each signing officer under his or her signature.